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                              SUBSIDIARY GUARANTEE

          Supplemental Indenture, dated as of May 1, 2006 ("Supplemental Indenture" or "Guarantee"), by and among College Bookstores of America, Inc., an Illinois corporation (the "Guarantor"), Nebraska Book Company, Inc. (together with its successors and assigns, the "Company"), each other then existing Subsidiary Guarantor under the Indenture referred to below, and BNY Midwest Trust Company, as Trustee under the Indenture referred to below.

                              W I T N E S S E T H:

          WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of March 4, 2004 (as amended, supplemented, waived or otherwise modified, the "Indenture"), providing for the issuance of an aggregate principal amount of $175.0 million of 8 5/8% Senior Subordinated Notes due 2012 of the Company (the "Securities");

          WHEREAS, Section 3.12 of the Indenture provides that the Company is required to cause each Restricted Subsidiary that guarantees Indebtedness under the Credit Agreement to execute and deliver to the Trustee a Subsidiary Guarantee pursuant to which such Subsidiary Guarantor will unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest on the Securities on a senior subordinated basis; and

          WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Securityholder;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor, the Company, the other Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

                                    ARTICLE I

                                   Definitions

          SECTION 1.1 Defined Terms. As used in this Guarantee, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term "Holders" in this Guarantee shall refer to both the term "Holders" as defined in the Indenture and the Trustee acting on behalf or for the benefit of such Holders. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.


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                                   ARTICLE II

                        Agreement to be Bound; Guarantee

          SECTION 2.1 Agreement to be Bound. The Guarantor hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture. The Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture.

          SECTION 2.2 Guarantee. The Guarantor hereby unconditionally guarantees, jointly and severally with each other Subsidiary Guarantor, to each Holder of the Securities and the Trustee, the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the Obligations pursuant to Article XI of the Indenture on a senior subordinated basis. Each Subsidiary Guarantee will be subordinated to the prior payment in full of all Guarantor Senior Indebtedness as provided in Article XII of the Indenture. Each Subsidiary Guarantee will rank equally with all other Guarantor Senior Subordinated Indebtedness of that Subsidiary Guarantor and will be senior in right of payment to all future Guarantor Subordinated Obligations of that Guarantor. The Subsidiary Guarantees will be effectively subordinated to any secured Indebtedness of the applicable Guarantor to the extent of the value of the assets securing such Indebtedness.

                                  ARTICLE I II

                                  Miscellaneous

          SECTION 3.1 Notices. All notices and other communications pertaining to this Guarantee or any Security shall be in writing and shall be deemed to have been duly given upon the receipt thereof. Such notices shall be delivered by hand, or mailed, certified or registered mail with postage prepaid (a) if to the Guarantor, at its address set forth below, with a copy to the Company as provided in the Indenture for notices to the Company, and (b) if to the Holders or the Trustee, as provided in the Indenture. The Guarantor by notice to the Trustee may designate additional or different addresses for subsequent notices to or communications with the Guarantor.

          SECTION 3.2 Parties. Nothing expressed or mentioned in this Guarantee is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee and the holders of any Guarantor Senior Indebtedness, any legal or equitable right, remedy or claim under or in respect of this Guarantee or any provision herein contained.

          SECTION 3.3 Governing Law. This Guarantee shall be governed by the laws of the State of New York.



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          SECTION 3.4 Severability Clause. In case any provision in this
Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

          SECTION 3.5 Entire Agreement. This Guarantee is intended by the parties to be a final expression of their agreement in respect of the subject matter contained herein and, together with the Indenture, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          SECTION 3.6 Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

          SECTION 3.7 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

          SECTION 3.8 Headings. The headings of the Articles and the sections in this Guarantee are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.




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          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                      COLLEGE BOOKSTORES OF AMERICA, INC.

                                      By:     /s/ Alan G. Siemek
                                         -----------------------------------
                                         Name:    Alan G. Siemek
                                         Title:   Treasurer
                                         Address: 11559 Rock Island Court
                                                  Maryland Heights, MO 63043


                                      NEBRASKA BOOK COMPANY, INC.

                                      By:     /s/ Alan G. Siemek
                                         -----------------------------------
                                         Name:    Alan G. Siemek
                                         Title:   Treasurer



                                      SPECIALTY BOOKS, INC.

                                      By:     /s/ Alan G. Siemek
                                         -----------------------------------
                                         Name:    Alan G. Siemek
                                         Title:   Treasurer



                                      NBC TEXTBOOKS LLC

                                      By:     /s/ Alan G. Siemek
                                         -----------------------------------
                                         Name:    Alan G. Siemek
                                         Title:   Treasurer



                                      BNY MIDWEST TRUST COMPANY, AS TRUSTEE

                                      By:     /s/ Linda Garcia
                                         -----------------------------------
                                         Name:    Linda Garcia
                                         Title:   Assistant Vice President